Exhibit 99.1

Veradigm Files 2023 and 2024 Form 10-K

Reaches Major SEC Filing Milestone; Now Advancing 2025 and 2026 Filings

CHICAGO – May 26, 2026 – Veradigm® (OTCMKTS: MDRX), a leading provider of clinical and revenue cycle solutions for independent practices, announced today the filing of its comprehensive Annual Report on Form 10-K for the years ended December 31, 2023 and 2024 (the “2023 and 2024 Form 10-K”) with the Securities and Exchange Commission (“SEC”).

“In our previous shareholder update, I framed a critical must-do to get current and stay current on our SEC filings. Today marks a major milestone in that important effort,” said Donald Trigg, CEO of Veradigm. “We have reset our strategic focus and, with Christian Greyenbuhl in place as our new Chief Financial Officer, we have the senior team required to recover our leadership with independent practices and reignite profitable growth.”

“We are encouraged by early signs of progress from our first-quarter 2026 performance. We expect 2026 full-year revenue will benefit from a more focused product and platform strategy. Profitability will be positively impacted by our AI-specific investments and cost actions taken since fall 2025,” continued Mr. Trigg.

Summarizing historical results from 2024 and 2023:

•
Revenue of $594 million in 2024 compared to revenue of $626 million in 2023, which includes $19 million of non-recurring revenue in 2023 from settlements.
•
Net Loss in 2024 was $292 million compared to Net Income of $49 million in 2023. The net loss in 2024 reflects an impairment of goodwill and other assets as well as the impact from transaction and other costs.
•
Adjusted EBITDA(1) of $94 million in 2024 compared to Adjusted EBITDA of $132 million in 2023.

Management reaffirms the following preliminary financial estimates for 2025:

•
Revenue is estimated to be in a range between $584 million and $589 million.
•
Net Cash is estimated to be $45 million as of year-end December 31, 2025, comprised of Cash and cash equivalents of $120 million and Debt of $75 million, which consisted of outstanding borrowings on our senior secured term loan credit facility (the “Term Loan Facility”) with a maturity date of June 18, 2030.

With the filing of the 2023 and 2024 Form 10-K completed, the Company is now able to devote its full attention to its 2025 and 2026 filings with the filing of the Form 10-K for the fiscal year ended December 31, 2025 expected to be the next important milestone, which the Company is driving to complete before year-end 2026. The Company remains focused on getting current and staying current with its SEC filing obligations and subsequently relisting its common stock on a national exchange.

As of May 12, 2026, the Company had 109.0 million shares of common stock and 13.3 million of unvested restricted stock units outstanding.

(1) Please refer to the “Explanation of Non-GAAP Financial Measures” section.

Investor Conference Call and Webcast

As previously disclosed, Veradigm management plans to host an investor conference call and webcast to discuss the Company’s update on Wednesday, May 27, 2026, at 8:00 a.m. Eastern Time.

To listen to the conference call, participants may log onto the Veradigm investor relations website. Participants also may access the conference call by dialing 877-405-1224 or 201-389-0848 and requesting Access ID # 13760831.

A replay of the call will be available for a period of one year on the Veradigm investor relations website.

About Veradigm®

Veradigm has a proven history of delivering clinical and revenue cycle solutions that help independent practices improve outcomes and financial performance. Our AI-forward data and technology also help over 20,000 provider practices connect with health plans and biopharma to eliminate inefficiencies, close care gaps, and create a more affordable health system.

© 2026 Veradigm LLC and/or its affiliates. All rights reserved. Cited marks are the property of Veradigm LLC and/or its affiliates. All other product or Company names are the property of their respective holders, all rights reserved.

Disclaimer and Forward-Looking Statement Information

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the Company’s preliminary estimated unaudited 2025 financial information, and the Company’s anticipated SEC filings. These forward-looking statements are based on the current beliefs and expectations of the Company’s management with respect to future events, only speak as of the date that they are made, and are subject to significant risks and uncertainties. Such statements can be identified by the use of words such as “future,” “anticipates,” “believes,” “estimates,” “expects,” “intends,” “plans,” “predicts,” “will,” “would,” “could,” “continue,” “can,” “may,” “look forward,” “aims,” “hopes,” and “seeks” and similar terms, although not all forward-looking statements contain such words or expressions. Actual results could differ significantly from those set forth in the forward-looking statements.

Important factors that may cause actual results to differ materially from those in the forward-looking statements include, but are not limited to, risks relating to the Company’s common stock not trading on a national securities exchange and deregistration from Section 12(b) of the Securities Exchange Act of 1934, as amended; a further material delay in the Company’s financial reporting or ability to hold an annual meeting of stockholders; an inability of the Company to timely prepare its delinquent financial statements; unanticipated factors or factors that the Company currently believes will not cause further delay; the Company’s remediation efforts and preparation of financial statements or other factors that could cause additional delay or adjustments; the possibility that ongoing remediation work or the audit of the Company’s financial statements for the fiscal year ended December 31, 2025 may identify additional errors and material weaknesses or other deficiencies in the Company’s accounting practices; the likelihood that the control deficiencies identified or that may be identified in the future will result in additional material weaknesses in the Company’s internal control over financial reporting; risks relating to the putative securities class action lawsuit filed against the Company, the putative stockholder derivative action filed against the Company, commercial litigation relating to the Company’s representations regarding its financial statements and any other future litigation or investigation relating to the Company’s internal control failures, the completed investigation and reviews or related matters; changes in the financial condition of the markets that the Company serves; risks related to the Company’s recently announced executive leadership transitions; and other factors contained in the “Risk Factors” section and elsewhere in the 2023 and 2024 Form 10-K and the Company’s other filings with the SEC from time to time. The Company does not undertake to update any forward-looking statements to reflect changed assumptions, the impact of circumstances or events that may arise after the date of the forward-looking statements, or other changes over time, except as required by law.

Veradigm Contacts:

Investors:

Steven Halper

312-506-1237

steven.halper@veradigm.com

Media:

Amanda Cohen

732-567-7607

amanda.cohen@veradigm.com

Table 1
Veradigm Inc.
Condensed Consolidated Balance Sheets
(In millions)
(Unaudited)

	December 31,	December 31,
	2024	2023
ASSETS
Current assets:
Cash and cash equivalents	$294.3	$446.6
Accounts receivable, net of allowance	107.6	111.1
Contract assets, net of allowance	90.9	87.3
Prepaid expenses and other current assets	52.8	54.2
Total current assets	545.6	699.2
Software development costs, net	70.2	69.7
Goodwill	520.7	532.5
Intangible assets, net	80.8	75.1
Investments	98.7	98.5
Deferred taxes, net	1.2	66.3
Other long-term assets	35.1	31.6
Total assets	$1,352.3	$1,572.9

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$30.9	$21.3
Accrued expenses	52.0	52.0
Accrued compensation and benefits	30.1	27.3
Deferred revenue	121.1	113.0
Current maturities of long-term debt	154.7	205.2
Customer refunds payable	18.3	15.6
Other current liabilities	14.8	11.6
Total current liabilities	$421.9	$446.0
Long-term debt	72.2	0.0
Other long-term liabilities	54.2	52.4
Total liabilities	548.3	498.4
Total stockholders’ equity	804.0	1,074.5
Total liabilities and stockholders’ equity	$1,352.3	$1,572.9

Table 2
Veradigm Inc.
Condensed Consolidated Statements of Operations
(In millions, except per share amounts)
(Unaudited)

	Twelve Months Ended December 31,
	2024	2023	2022
Revenue:
Provider	$473.1	$492.1	$465.9
Payer	67.3	72.3	56.2
Life Science	54.0	61.6	65.9
Total revenue	594.4	626.0	588.0
Cost of revenue:
Provider	231.1	222.6	232.8
Payer	33.9	33.7	27.6
Life Science	27.2	28.2	19.2
Total cost of revenue	292.2	284.5	279.6
Gross profit	302.2	341.5	308.4
Gross Margin %	50.8%	54.6%	52.5%
Selling, general and administrative expenses	269.4	200.9	169.2
Research and development	108.3	97.0	97.9
Impairment of goodwill and other assets	108.2	0.2	7.5
Amortization of intangibles	11.0	8.7	60.9
Income (loss) from operations	(194.7)	34.7	(27.1)
Non-operating income (expense), net	(20.3)	25.5	(35.6)
Income (loss) from continuing operations before income taxes	(215.0)	60.2	(62.7)
Income tax (provision) benefit	(69.4)	(10.7)	43.8
Income (loss) from consolidated continuing operations, net of tax	(284.4)	49.5	(18.9)
Equity in net loss of unconsolidated subsidiaries, net of tax	(7.2)	(0.3)	(1.1)
Income (loss) from continuing operations, net of tax	(291.6)	49.2	(20.0)
Income (loss) from discontinued operations, net of tax	0.0	0.0	(66.4)
Net income (loss) attributable to Veradigm Inc.	($291.6)	$49.2	($86.4)

Diluted earnings per Common Share:
Income (loss) from continuing operations, net of tax	($291.6)	$49.2	($20.0)
Plus: Interest expense, net of tax[1]	$0.0	$2.5	$0.0

Income (loss) from continuing operations[2]	(291.6)	51.7	(20.0)
Income (loss) from discontinued operations, net of tax	0.0	0.0	(66.4)
Net income (loss)attributable to Veradigm Inc. [2]	($291.6)	$51.7	($86.4)

Income (loss) from continuing operations per share - basic	($2.70)	$0.46	($0.18)
Income (loss) from discontinued operations per share - basic	$0.00	$0.00	($0.59)
Income (loss) per share - basic	($2.70)	$0.46	($0.77)
Income (loss) from continuing operations per share - diluted[2]	($2.70)	$0.41	($0.18)
Income (loss) from discontinued operations per share - diluted	$0.00	$0.00	($0.59)
Income (loss) per share - diluted[2]	($2.70)	$0.41	($0.77)

Weighted average common shares outstanding:
Basic	108.2	107.4	112.1
Diluted	108.2	124.6	112.1

[1] Associated with 0.875% Convertible Senior Notes
[2] Net of tax after the effect of assumed conversions of convertible notes

Table 3
Veradigm Inc.
Condensed Non-GAAP Financial Information
(In millions, except per share amounts and percentages)
(Unaudited)

	Twelve Months Ended December 31,
	2024	2023	2022
Revenue, GAAP	$594.4	$626.0	$588.0
Transaction other	(0.5)	(19.4)	0.0
Non-GAAP Revenue	$593.9	$606.6	$588.0
Gross profit, GAAP	$302.2	$341.5	$308.4
GAAP Gross margin	50.8%	54.6%	52.5%
Depreciation and amortization	32.9	38.6	43.8
Stock-based compensation expense	1.5	0.9	1.3
Transaction and other	0.2	(19.4)	0.0
Total non-GAAP gross profit	$336.8	$361.6	$353.5
Non-GAAP Gross margin	56.7%	59.6%	60.1%

Net income (loss) attributable to Veradigm Inc.	($291.6)	$49.2	($86.4)
Net Income margin	-49.1%	7.9%	-14.7%
Less:
Loss (income) from discontinued operations	0.0	0.0	7.1
Loss (gain) on sale of business, net from discontinued operations	0.0	0.0	10.3
Income tax provision (benefit) from discontinued operations	0.0	0.0	49.0
Income (loss) from continuing operations, net of tax, GAAP	($291.6)	$49.2	($20.0)
Plus:
Non-operating income (expense), net	20.3	(25.5)	35.6
Equity in net loss of unconsolidated subsidiaries, net of tax	7.2	0.3	1.1
Depreciation and amortization	45.8	52.6	113.5
Income tax (benefit) provision	69.5	10.7	(43.8)
Stock-based compensation expense	24.5	16.2	29.6
Impairment of goodwill and other assets	108.2	0.2	7.5
Transaction and other	110.2	27.8	17.9
Adjusted EBITDA	$94.1	$131.5	$141.4
Adjusted EBITDA margin	15.8%	21.7%	24.0%

Net income (loss) attributable to Veradigm Inc.	($291.6)	$49.2	($86.4)
Loss (income) from discontinued operations	0.0	0.0	7.1
(Gain) on sale of business, net from discontinued operations	0.0	0.0	10.3
Income tax provision (benefit) from discontinued operations	0.0	0.0	49.0

Income (loss) from continuing operations	($291.6)	$49.2	($20.0)
Acquisition-related amortization	15.4	14.3	67.7
Stock-based compensation expense	24.5	16.2	29.6
Transaction and other	110.2	27.8	17.9
Other non-operating (income) expense	28.9	2.4	16.0
Impairment of goodwill and other assets	108.2	0.2	7.5
Tax rate alignment	52.2	(18.4)	(62.1)
Non-GAAP net income	47.8	91.7	56.6
Add: Interest expense, net of tax, associated with asssumed conversion of convertible notes[1]	2.3	2.5	2.0
Non-GAAP net income, after effect of assumed conversions	$50.1	$94.2	$58.6

GAAP effective tax rate	-32%	18%	70%
Non-GAAP effective tax rate	24%	24%	24%

Weighted shares outstanding - basic	108.2	107.4	112.1
Weighted shares outstanding - diluted	108.2	124.6	112.1
The dilutive impact inclusive of convertible notes and restricted stock	16.7	0.0	20.3
Non-GAAP Weighted shares outstanding - diluted	124.9	124.6	132.4

Income (loss) from continuing operations per share - diluted[2]	($2.70)	$0.41	($0.18)
Income (loss) from discontinued operations per share - diluted	$0.00	$0.00	($0.59)
Income (loss) per share - diluted[2]	($2.70)	$0.41	($0.77)
Non-GAAP Net Income (loss) per share - diluted[2]	$0.40	$0.76	$0.44

[1]Associated with 0.875% Convertible Senior Notes
[2] Net of tax after the effect of assumed conversions of convertible notes and restricted stock

Table 4
Veradigm Inc.
Supplemental Condensed Non-GAAP Financial Information
(In millions)
(unaudited)

	2023					2024
	Q1	Q2	Q3	Q4	Total	Q1	Q2	Q3	Q4	Total
Provider
Revenue, Non-GAAP	$117.5	$118.1	$117.4	$119.7	$472.7	$115.9	$122.3	$117.2	$117.2	$472.6
Gross profit, Non-GAAP	$70.2	$68.9	$70.1	$70.5	$279.7	$66.6	$70.6	$65.2	$63.7	$266.1
Gross margin, Non-GAAP	59.7%	58.3%	59.7%	58.9%	59.2%	57.5%	57.7%	55.6%	54.4%	56.3%

Payer
Revenue	$18.7	$18.9	$17.0	$17.7	$72.3	$18.4	$16.9	$15.2	$16.8	$67.3
Gross profit, Non-GAAP	$12.5	$10.8	$9.9	$11.0	$44.2	$11.5	$10.1	$8.4	$9.5	$39.5
Gross margin, Non-GAAP	66.8%	57.1%	58.2%	62.1%	61.1%	62.5%	59.8%	55.3%	56.5%	58.7%

Life Science
Revenue	$13.1	$17.6	$14.1	$16.8	$61.6	$11.8	$13.5	$12.7	$16.0	$54.0
Gross profit, Non-GAAP	$7.7	$11.1	$8.0	$10.9	$37.7	$5.5	$8.0	$7.4	$10.3	$31.2
Gross margin, Non-GAAP	58.8%	63.1%	56.7%	64.9%	61.2%	46.6%	59.3%	58.3%	64.4%	57.8%

Total Veradigm
Revenue, Non-GAAP	$149.3	$154.6	$148.5	$154.2	$606.6	$146.1	$152.7	$145.1	$150.0	$593.9
Gross profit, Non-GAAP	$90.4	$90.8	$88.0	$92.4	$361.6	$83.6	$88.7	$81.0	$83.5	$336.8
Gross margin, Non-GAAP	60.5%	58.7%	59.3%	59.9%	59.6%	57.2%	58.1%	55.8%	55.7%	56.7%
Adjusted EBITDA	$31.1	$38.2	$34.8	$27.4	$131.5	$22.4	$27.6	$19.1	$25.0	$94.1
Adjusted EBITDA margin	20.8%	24.7%	23.4%	17.8%	21.7%	15.3%	18.1%	13.2%	16.7%	15.8%
Non-GAAP net income, after effect of assumed conversions	$22.8	$20.0	$34.3	$17.1	$94.2	$12.9	$13.1	$19.5	$4.6	$50.1
Non-GAAP Weighted shares outstanding - diluted	124.4	123.6	124.5	124.5	124.6	124.4	124.4	125.4	126.0	124.9
Non-GAAP Income (loss) per share - diluted[1]	$0.18	$0.16	$0.28	$0.14	$0.76	$0.10	$0.11	$0.16	$0.04	$0.40

[1] Net of tax after the effect of assumed conversions of convertible notes and restricted stock

Table 5
Veradigm Inc.
Supplemental Non-GAAP Financial Information Reconciliation - Financial Trend Details
(In millions)
(unaudited)

	2023					2024
	Q1	Q2	Q3	Q4	Total	Q1	Q2	Q3	Q4	Total
Provider
Revenue, GAAP	$117.7	$136.7	$117.7	$120.0	$492.1	$116.2	$122.4	$117.3	$117.2	$473.1
Transaction and other	(0.2)	(18.6)	(0.3)	(0.3)	(19.4)	(0.3)	(0.1)	(0.1)	0.0	(0.5)
Revenue, Non-GAAP	$117.5	$118.1	$117.4	$119.7	$472.7	$115.9	$122.3	$117.2	$117.2	$472.6

Gross profit, GAAP	$62.2	$80.0	$63.1	$64.2	$269.5	$60.1	$64.9	$59.1	$57.9	$242.0
Gross margin, GAAP	52.8%	58.5%	53.6%	53.5%	54.8%	51.7%	53.0%	50.4%	49.4%	51.2%
Depreciation and amortization	7.9	7.4	7.1	6.5	28.9	6.1	5.7	5.9	5.1	22.8
Stock-based compensation expense	0.3	0.1	0.2	0.1	0.7	0.3	0.1	0.2	0.7	1.3
Transaction and other	(0.2)	(18.6)	(0.3)	(0.3)	(19.4)	0.1	(0.1)	0.0	0.0	(0.0)
Gross profit, Non-GAAP	$70.2	$68.9	$70.1	$70.5	$279.7	$66.6	$70.6	$65.2	$63.7	$266.1
Gross margin, Non-GAAP	59.7%	58.3%	59.7%	58.9%	59.2%	57.5%	57.7%	55.6%	54.4%	56.3%
Payer
Revenue, GAAP	$18.7	$18.9	$17.0	$17.7	$72.3	$18.4	$16.9	$15.2	$16.8	$67.3

Gross profit, GAAP	$10.9	$9.3	$8.6	$9.8	$38.6	$9.8	$8.5	$7.0	$8.1	$33.4
Gross margin, GAAP	58.3%	49.2%	50.6%	55.4%	53.4%	53.3%	50.3%	46.1%	48.2%	49.6%
Depreciation and amortization	1.5	1.5	1.3	1.2	5.5	1.5	1.6	1.4	1.4	5.9
Stock-based compensation expense	0.1	0.0	0.0	0.0	0.1	0.1	0.0	0.0	0.0	0.1
Transaction and other	0.0	0.0	0.0	0.0	0.0	0.1	0.0	0.0	0.0	0.1
Gross profit, Non-GAAP	$12.5	$10.8	$9.9	$11.0	$44.2	$11.5	$10.1	$8.4	$9.5	$39.5
Gross margin, Non-GAAP	66.8%	57.1%	58.2%	62.1%	61.1%	62.5%	59.8%	55.3%	56.5%	58.7%
Life Science
Revenue, GAAP	$13.1	$17.6	$14.1	$16.8	$61.6	$11.8	$13.5	$12.7	$16.0	$54.0

Gross profit, GAAP	$6.6	$10.1	$7.0	$9.7	$33.4	$4.5	$7.1	$6.3	$8.9	$26.8
Gross margin, GAAP	50.4%	57.4%	49.6%	57.7%	54.2%	38.1%	52.6%	49.6%	55.6%	49.6%
Depreciation and amortization	1.1	1.0	1.0	1.1	4.2	0.9	0.9	1.0	1.4	4.2
Stock-based compensation expense	0.0	0.0	0.0	0.1	0.1	0.0	0.0	0.1	0.0	0.1
Transaction and other	0.0	0.0	0.0	0.0	0.0	0.1	0.0	0.0	0.0	0.1
Gross profit, Non-GAAP	$7.7	$11.1	$8.0	$10.9	$37.7	$5.5	$8.0	$7.4	$10.3	$31.2
Gross margin, Non-GAAP	58.8%	63.1%	56.7%	64.9%	61.2%	46.6%	59.3%	58.3%	64.4%	57.8%

Table 6
Veradigm Inc.
Supplemental Non-GAAP Financial Information Reconciliation - Financial Trend Details
(In millions, except per share amounts)
(unaudited)

	2023					2024
	Q1	Q2	Q3	Q4	Total	Q1	Q2	Q3	Q4	Total
Total Veradigm
Revenue, GAAP	$149.5	$173.2	$148.8	$154.5	$626.0	$146.4	$152.8	$145.2	$150.0	$594.4
Transaction and other	(0.2)	(18.6)	(0.3)	(0.3)	(19.4)	(0.3)	(0.1)	(0.1)	0.0	(0.5)
Revenue, Non-GAAP	$149.3	$154.6	$148.5	$154.2	$606.6	$146.1	$152.7	$145.1	$150.0	$593.9

Gross profit, GAAP	$79.7	$99.4	$78.7	$83.7	$341.5	$74.4	$80.5	$72.4	$74.9	$302.2
Gross margin, GAAP	53.3%	57.4%	52.9%	54.2%	54.6%	50.8%	52.7%	49.9%	49.9%	50.8%
Depreciation and amortization	10.5	9.9	9.4	8.8	38.6	8.5	8.2	8.3	7.9	32.9
Stock-based compensation expense	0.4	0.1	0.2	0.2	0.9	0.4	0.1	0.3	0.7	1.5
Transaction and other	(0.2)	(18.6)	(0.3)	(0.3)	(19.4)	0.3	(0.1)	0.0	0.0	0.2
Gross profit, Non-GAAP	$90.4	$90.8	$88.0	$92.4	$361.6	$83.6	$88.7	$81.0	$83.5	$336.8
Gross margin, Non-GAAP	60.5%	58.7%	59.3%	59.9%	59.6%	57.2%	58.1%	55.8%	55.7%	56.7%

Net Income (loss)	$1.7	$25.1	$16.5	$5.9	$49.2	($128.9)	($24.7)	($24.4)	($113.6)	($291.6)
Plus: Interest expense, net of tax[1]	0.5	0.6	0.7	0.7	2.5	0.0	0.0	0.0	0.0	0.0
Net Income (loss)[2]	$2.2	$25.7	$17.2	$6.6	$51.7	($128.9)	($24.7)	($24.4)	($113.6)	($291.6)
Net Income (loss)	$1.7	$25.1	$16.5	$5.9	$49.2	($128.9)	($24.7)	($24.4)	($113.6)	($291.6)
Net Income (loss) margin	1.1%	14.5%	11.1%	3.8%	7.9%	-88.0%	-16.2%	-16.8%	-75.7%	-49.1%
Non-operating income (expense), net	(1.4)	(1.2)	(19.1)	(3.8)	(25.5)	9.4	1.7	4.0	5.2	20.3
Equity in net loss of unconsolidated subsidiaries, net of tax	0.0	0.0	0.2	0.1	0.3	0.4	0.7	0.3	5.8	7.2
Depreciation and amortization	14.7	14.0	12.5	11.4	52.6	11.5	11.6	11.5	11.2	45.8
Income tax (benefit) provision	3.5	10.1	3.7	(6.6)	10.7	(17.0)	(1.8)	(3.0)	91.3	69.5
Stock-based compensation expense	6.2	3.6	4.0	2.4	16.2	5.8	5.9	6.6	6.2	24.5
Impairment of goodwill and other assets	0.2	0.0	0.0	0.0	0.2	102.5	5.7	0.0	0.0	108.2
Transaction and other	6.2	(13.4)	17.0	18.0	27.8	38.7	28.5	24.1	18.9	110.2
Adjusted EBITDA	$31.1	$38.2	$34.8	$27.4	$131.5	$22.4	$27.6	$19.1	$25.0	$94.1
Adjusted EBITDA margin	20.8%	24.7%	23.4%	17.8%	21.7%	15.3%	18.1%	13.2%	16.7%	15.8%

Net Income (loss), GAAP	$1.7	$25.1	$16.5	$5.9	$49.2	($128.9)	($24.7)	($24.4)	($113.6)	($291.6)
Acquisition-related amortization	3.7	3.6	3.6	3.4	14.3	3.6	4.0	3.9	3.9	15.4
Stock-based compensation expense	6.2	3.6	4.0	2.4	16.2	5.8	5.9	6.6	6.2	24.5
Transaction and other	6.2	(13.4)	17.0	18.0	27.8	38.7	28.5	24.1	18.9	110.2
Other non-operating (income) expense	7.9	(3.4)	(0.5)	(1.6)	2.4	11.7	(0.9)	17.7	0.4	28.9
Impairment of goodwill and other assets	0.2	0.0	0.0	0.0	0.2	102.5	5.7	0.0	0.0	108.2
Tax rate alignment	(3.6)	3.9	(7.0)	(11.7)	(18.4)	(21.0)	(6.0)	(9.0)	88.2	52.2
Non-GAAP net income	$22.3	$19.4	$33.6	$16.4	$91.7	$12.4	$12.5	$18.9	$4.0	$47.8
Add: Interest expense, net of tax, associated with asssumed conversion of convertible notes[1]	0.5	0.6	0.7	0.7	2.5	0.5	0.6	0.6	0.6	2.3
Non-GAAP net income, after effect of assumed conversions	$22.8	$20.0	$34.3	$17.1	$94.2	$12.9	$13.1	$19.5	$4.6	$50.1

GAAP effective tax rate	67.8%	28.8%	18.3%	1055.3%	17.8%	11.7%	7.4%	10.9%	-551.9%	-32.3%
Non-GAAP effective tax rate	24.0%	24.0%	24.0%	24.0%	24.0%	24.0%	24.0%	24.0%	24.0%	24.0%

Weighted shares outstanding - basic	106.2	107.2	107.9	108.2	107.4	108.2	108.0	108.2	108.2	108.2
Weighted shares outstanding - diluted	124.4	123.6	124.5	124.5	124.6	108.2	108.0	108.2	108.2	108.2
The dilutive impact inclusive of convertible notes and restricted stock	0.0	0.0	0.0	0.0	0.0	16.2	16.4	17.2	17.8	16.7
Non-GAAP Weighted shares outstanding - diluted	124.4	123.6	124.5	124.5	124.6	124.4	124.4	125.4	126.0	124.9

Income (loss) per share - diluted[2]	$0.02	$0.21	$0.14	$0.05	$0.41	($1.19)	($0.23)	($0.23)	($1.05)	($2.70)
Non-GAAP Net Income (loss) per share - diluted[2]	$0.18	$0.16	$0.28	$0.14	$0.76	$0.10	$0.11	$0.16	$0.04	$0.40
[1]Associated with 0.875% Convertible Senior Notes
[2] Net of tax after the effect of assumed conversions of convertible notes and restricted stock

Table 7
Veradigm Inc.
Estimated Revenue Range
(In millions)
(Unaudited)

Twelve Months Ended December 31,
2025

Provider
Revenue, GAAP	$463 - $467

Payer
Revenue, GAAP	$71 - $72

Life Science
Revenue, GAAP	$50 - $50

Total Veradigm
Revenue, GAAP	$584 - $589

Explanation of Non-GAAP Financial Measures

Veradigm reports its financial results in accordance with U.S. generally accepted accounting principles, or GAAP. To supplement this information, Veradigm presents non-GAAP revenue, gross profit, gross margin, Adjusted EBITDA, Adjusted EBITDA margin, effective income tax rate, net income (loss), net income (loss) after effect of assumed conversions, diluted weighted shares outstanding and diluted income (loss) per share, which are considered non-GAAP financial measures under Section 101 of Regulation G under the Securities Exchange Act of 1934, as amended. The definitions of non-GAAP financial measures are presented below:

•
Non-GAAP gross profit consists of GAAP gross profit, as reported, and excludes acquisition-related amortization; stock-based compensation expense; depreciation and amortization; and transaction and other. Reconciliations to GAAP gross profit are found in Tables 3, 5, and 6 within this press release.
•
Non-GAAP gross margin is a non-GAAP measure that is calculated by dividing non-GAAP gross profit by revenue.
•
Adjusted EBITDA is a non-GAAP financial measure and consists of GAAP net income/(loss) from continuing operations and adjusts for: non-operating (income)/expense, net; equity in net loss of unconsolidated subsidiaries, net of tax; depreciation and amortization; income tax (benefit)/provision; stock-based compensation expense; impairment of goodwill and other assets; and transaction and other revenue and expenses. Reconciliations to GAAP net income/(loss) are found in Tables 3 and 6 within this press release.
•
Adjusted EBITDA margin is a non-GAAP measure that is calculated by dividing Adjusted EBITDA by revenue.
•
Non-GAAP effective income tax rate is based on non-GAAP pre-tax earnings and consists of the statutory federal income tax rate, Veradigm effective state income tax rate and adjustments for permanent differences.
•
Non-GAAP net income (loss) consists of GAAP net income/(loss) attributable to Veradigm Inc., as reported, less discontinued operations and adds back acquisition-related amortization; stock-based compensation expense; transaction and other revenue and expenses; other non-operating income (loss), and impairment of goodwill and other assets ;and non-cash charges to interest expense.. Non-GAAP net income also includes a GAAP to non-GAAP tax rate alignment adjustment. Reconciliations to GAAP net income (loss) are found in Tables 3 and 6 within this press release.
•
Non-GAAP diluted weighted shares outstanding consists of diluted weighted shares outstanding, as reported, less the dilutive impact of the Company’s 0.875% convertible notes (the “convertible notes”) due to the intent as of the end of the reported period to settle the principal in cash and shares to be delivered at settlement.
•
Non-GAAP diluted income (loss) per share consists of non-GAAP net income, as defined above, divided by non-GAAP diluted weighted shares outstanding, as defined above, during the applicable period.

Management believes that non-GAAP revenue, gross profit, gross margin, Adjusted EBITDA, Adjusted EBITDA margin, effective income tax rate, net income (loss), net income (loss) after effect of assumed conversions, diluted weighted shares outstanding and diluted income (loss) per share provide useful supplemental information to management and investors regarding the underlying performance of Veradigm business operations. Acquisition accounting adjustments and transaction and other revenue and expenses recorded in accordance with GAAP can make it difficult to make meaningful comparisons of the underlying operations of the business without considering the non-GAAP adjustments provided and discussed herein.

Management also uses this information internally for forecasting and budgeting, as it believes that these measures are indicative of core operating results. In addition, management may use non-GAAP diluted income (loss) per share and Adjusted EBITDA to measure achievement under Veradigm’s stock and cash incentive compensation plans. Note, however, that non-GAAP diluted income (loss) per share and Adjusted EBITDA are performance measures only, and they do not provide any measure of cash flow or liquidity.

Non-GAAP financial measures are not in accordance with, or an alternative for, measures of financial performance prepared in accordance with GAAP and may be different from non-GAAP measures used by other companies. Non-GAAP measures have limitations in that they do not reflect all of the amounts associated with Veradigm’s results of operations as determined in accordance with GAAP. Investors and potential investors are encouraged to review the definitions and reconciliations of non-GAAP financial measures with GAAP financial measures contained within this press release.

Acquisition-Related Amortization. Acquisition-related amortization expense is a non-cash expense arising primarily from the acquisition of intangible assets in connection with acquisitions or investments. Veradigm excludes acquisition-related amortization expense from non-GAAP gross profit, non-GAAP gross margin, non-GAAP net income, Adjusted EBITDA and Adjusted EBITDA margin because it believes (i) the amount of such expenses in any specific period may not directly correlate with the underlying performance of Veradigm’s business operations and (ii) such expenses can vary significantly between periods because of new acquisitions and full amortization of previously acquired intangible assets. Investors should note that the use of these intangible assets contributed to revenue in the periods presented and will contribute to future revenue generation, and the related amortization expense will recur in future periods.

Stock-Based Compensation Expense. Stock-based compensation expense is a non-cash expense arising from the grant of stock-based awards. Veradigm excludes stock-based compensation expense from non-GAAP gross profit, non-GAAP gross margin, non-GAAP net income (loss) and Adjusted EBITDA because it believes (i) the amount of such expenses in any specific period may not directly correlate to the underlying performance of Veradigm business operations and (ii) such expenses can vary significantly between periods as a result of the timing and valuation of grants of new stock-based awards, including grants in connection with acquisitions. Investors should note that stock-based compensation is a key incentive offered to employees whose efforts contributed to the operating results in the periods presented and are expected to contribute to operating results in future periods, and such expense will recur in future periods.

Impairment Charges of Goodwill and Other Assets. Impairment charges, which are excluded from Adjusted EBITDA, Adjusted EBITDA margin and Non-GAAP net income (loss), reflect non-cash charges related to the abandonment of certain leased spaces, write-offs based on management’s assessment of the likelihood of near-term recovery of certain investments’ value and write-downs of goodwill and intangible assets when their carrying amount is greater than their fair value.

Depreciation and Amortization. Depreciation and amortization, which are excluded from non-GAAP gross profit, non-GAAP gross margin, Adjusted EBITDA and Adjusted EBITDA margin, are non-cash expenses arising from allocating the cost of fixed assets, intangibles and capitalized software over time.

Transaction and Other.Transaction and other revenue and expenses relate to certain favorable and unfavorable legal settlements, severance, investigations, internal reviews, restatement and remediation related accounting, legal and advisory services and other charges incurred in connection with activities that are considered not reflective of our core business. Veradigm excludes transaction and other revenue and expenses from non-GAAP net income (loss), Adjusted EBITDA and Adjusted EBITDA margin because it believes (i) the amount of such revenue or expenses in any specific period may not directly correlate to the underlying performance of Veradigm business operations and (ii) such revenue or expenses can vary significantly between periods.

Debt Extinguishment Expense. Debt extinguishment expense represents a non-cash charge recognized in connection with the accounting for a debt modification of the convertible notes that was treated as an extinguishment under applicable accounting guidance.

Non-Cash Charges to Interest Expense and Other. Non-cash charges to interest expense include the amortization of the discount and debt issuance costs, as well as accretion of a repurchase premium associated with the convertible notes.

Tax Rate Alignment. Tax rate alignment aligns the applicable period’s effective tax rate to the expected annual non-GAAP effective tax rate.